UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2011
OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34776 (Commission File Number)	80-0554627 (I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2

Item 8.01 Other Events.
Oasis Petroleum Inc. (the “Company”) previously entered into an Indenture dated as of February 2, 2011 between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as amended and supplemented by the first supplemental indenture among the Company, certain subsidiary guarantors named therein and the Trustee, dated as of February 2, 2011, under which the Company issued $400.0 million of 7.25% senior unsecured notes due 2019 (the “Notes”). The Notes were offered and sold to qualified institutional buyers in reliance on Rule 144A and non-U.S. persons under Regulation S. They have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Certain of the directly or indirectly wholly owned subsidiaries (the “Guarantor Subsidiaries”) of the Company have guaranteed fully and unconditionally, on a joint and several basis, the obligations of the Company to pay principal and interest under the Notes.
Pursuant to Rule 3-10 of Regulation S-X, the Company must disclose certain financial information regarding the Guarantor Subsidiaries in connection with the registration of the Notes. This Current Report on Form 8-K is being filed by the Company, in accordance with Rule 3-10 of Regulation S-X, to add Note 19, Condensed Consolidating Financial Information, to the Notes to Consolidated Financial Statements for the year ended December 31, 2010 and Note 13, Condensed Consolidating Financial Information, to the Notes to Condensed Consolidated Financial Statements for the quarter ended March 31, 2011. In accordance with the Securities and Exchange Commission (“SEC”) requirements, the Company has included in this Form 8-K the financial statements and supplementary data included in Item 8 to the Company’s Form 10-K for the year ended December 31, 2010 and the unaudited financial statements included in Item 1 to the Company’s Form 10-Q for the quarter ended March 31, 2011, in both cases in their entirety.
The Rule 3-10 financial information reflects the financial information related to the Guarantor Subsidiaries, as described above, as guarantors of the Notes. Each of Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 is being updated in its entirety to reflect this information and is attached as Exhibit 99.1 and Exhibit 99.2 hereto, respectively.
This Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, as well as the Company’s other filings with the SEC.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Item 8, Annual Report on Form 10-K for the year ended December 31, 2010 — Financial Statements and Supplementary Data

99.2	Item 1, Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 — Financial Statements (Unaudited)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)
Date: July 15, 2011	By:	/s/ Thomas B. Nusz
Thomas B. Nusz
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Item 8, Annual Report on Form 10-K for the year ended December 31, 2010 — Financial Statements and Supplementary Data

99.2	Item 1, Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 — Financial Statements (Unaudited)